

CALIFORNIA
RESOURCES CORPORATION

"Charting a new course"

Barclay's CEO Energy-Power Conference Presentation

September 2021



Mac McFarland

President & CEO

Francisco Leon

EVP & CFO

Forward Looking / Cautionary Statements – Certain Terms

The information included herein contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements include those regarding our expectations as to our future:

- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves and reservoir characteristics
- type curves
- expected synergies from acquisitions and joint ventures
- energy transition initiatives

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. We also believe third-party statements we cite are accurate but have not independently verified them and do not warrant their accuracy or completeness. Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence
- the volatility of commodity prices and the potential for sustained low oil, natural gas and natural gas liquids prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments, interest payments on our debt, debt repurchases or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- legislative or regulatory changes, including those related to (i) drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, (ii) managing energy, water, land, greenhouse gases (GHGs) or other emissions, (iii) protection of health, safety and the environment, (iv) tax credits, carbon credits or other incentives or (v) transportation, marketing and sale of our products
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- production-sharing contracts' effects on production and unit operating costs
- the effect of our stock price on costs associated with incentive compensation
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber attacks or other catastrophic events
- pandemics, epidemics, outbreaks, or other public health events, such as the COVID-19
- our ability to recognize the benefits of business strategies and initiatives related to energy transition, including carbon capture and storage projects and other renewable energy efforts
- factors discussed in Item 1A, Risk Factors in CRC's Annual Report on Form 10-K available at www.crc.com.

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

See the Investor Relations page at www.crc.com for additional information about 3P reserves and other hydrocarbon resource quantities, PV-10 and standardized measure, finding and development (F&D) costs, recycle ratio calculations, reserve replacement ratios, debt-adjusted shares calculations, drilling locations and reconciliations of non-GAAP measures to the closest GAAP equivalent.

CRC : Strong Foundation and Quality Investment Opportunity



SUSTAINABLE CASH FLOW BUSINESS MODEL

- Conventional, low to mid-teens decline assets, reinvest <50% of discretionary cash flow
- High margins: oil weighted with favorable Brent-based pricing
- Stable foundation of 1P reserves even more geared to oil, 86% developed
- Integrated midstream and power plant provide reliable power and lower costs



STRONG FINANCIAL FOUNDATION

- 0.3x leverage ratio[1,2] for 2021E among lowest in E&P group
- Ended 2Q21 with ample liquidity of $518MM[3]
- $197MM 1H21 Free Cash Flow[2]



SOUND STRATEGY

- Drive operational excellence with lower, resilient cost structure
- Follow disciplined, returns-focused capital approach
- Responsibly manage core portfolio with dynamic capital allocation



COMMITTED TO ESG

- Strong safety and environmental record with commitment to ESG leadership
- CDP rating of A-
- Actively pursuing decarbonization projects to support energy transition
- Lowest carbon intensity of the top 100 producers in the US[5]

MULTIPLES COMPARED TO PEERS SHOW STRONG INVESTMENT OPPORTUNITY



High FCF / Low Leverage
High FCF / High Leverage
Low FCF / Low Leverage
Low FCF / High Leverage
CRC
2021 FCF Yield[2] (%)
35%
30%
25%
20%
15%
10%
5%
0%
0.0x
1.0x
2.0x
3.0x
4.0x
Consensus 2021 Net Debt/EBITDA[1,2]



Consensus 2021 EV / EBITDA[2,4]
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
1
2
3
4
5
6
7
CRC
Avg.
8
9
10
11
12
13
14
15

Note: Peer group consists of AR, BRY, COG, CPE, CRK, KOS, MGY, MTDR, MLR, PDCE, RRC, SM, SWN, VET, XEC. Source: FactSet for peers as of September 7, 2021 and internal estimates for CRC. (1) Leverage Ratio using estimated Net Debt and Adj. EBITDAX as of and for the year ended 12/31/2021. CRC's Net Debt does not reflect cash used for share repurchases in 2H21. (2) Reflects non-GAAP measures. See the Investor Relations page at www.crc.com for a reconciliation of historical non-GAAP measures to their closest GAAP equivalent and slides 24 to 25 for a reconciliation of estimated measures for 2021. Free Cash Flow Yield is calculated as 2021E Free Cash Flow over market capitalization as of September 7, 2021 (CRC assumes 81,879,000 shares outstanding). (3) Liquidity is calculated as $151 million of cash plus $492 million of capacity under CRC's Revolving Credit Facility less $125 million in outstanding letters of credit (4) CRC's current Enterprise Value calculated using market capitalization as of September 7, 2021 (assuming 81,879,000 shares outstanding) and $449 million of Net Debt as of the quarter ended June 30, 2021. (5) Source: Clean Air Task Force and Ceres June 2021 report: Benchmarking Methane and Other GHG Emissions of Oil & Natural Gas Production in the US; EPA; EIA.

STEWARDING OUR RETURNS-FOCUSED BUSINESS MODEL



CALIFORNIA RESOURCES CORPORATION

Strong 1H21 Results Drive Significant Shareholder Returns


Sacramento Basin
~3,300 BOE per day[1]
San Joaquin Basin
~74,500 BOE per day
+ Acquired 1,600 BOE per day
(~100% Oil)[1]
CCS
Est. Up to 1B MT Storage Capacity[2]
Solar
Est. Up to 45 MW BTM & 300 to
1,000 MW FTM[2]
Ventura Basin
~3,600 BOE per day
PSAs signed – Planned Divestitures
(~65% oil)[1,3]
Los Angeles Basin
~19,200 BOE per day[1]
60%
13%
27%
Oil
NGLs
Gas

CONTINOUSLY EVALUATING BEST METHODS TO INCREASE SHAREHOLDER RETURNS

Return Cash to Shareholders

- $250 MM Share Repurchase Program[4]
- Special Dividend
- Dividend (Variable / Fixed)

Resource Capture Near Core

- Strategic Bolt-Ons
- Asset Acquisitions & Divestitures
- M&A

Robust Business Fundamentals

- Strong Free Cash Flow Generation
- Lower, resilient cost structure
- Reinvestment opportunities meeting economic thresholds

Note: BTM reflects behind the meter and FTM reflects front of the meter. (1) Average production for the three months ended June 30, 2021. (2) Source: internal estimates. (3) Subject to customary closing conditions, including satisfaction of land and environmental due diligence and third-party consents. See 2Q21 10Q for additional details. (4) As of June 30, 2021, executed $45 MM.

Cost Control Enabling Margin Expansion

LIMITED CAPITAL SPEND IN 2020



~20% COST REDUCTION SINCE 2019
$68.65
$53.91
$43.53
$37.79
$31.66
$30.85
$70
$60
$50
$40
$30
$20
$10
$0
Costs ($/boe)
Realized Oil Price w Hedge ($/bbl)
2019 (Predecessor)[1]
2020 Combined (Non-GAAP)[1]
1H21 Sucessor[1]
Full OPS Cost[4]
G&A
Interest
Realized

	2019[1] Predecessor	2020[1] Combined (Non-GAAP)	1H21[1] Successor
Energy operating costs[2] ($/Boe)	$3.71	$3.95	$4.70
Gas processing costs ($/Boe)	$0.63	$0.55	$0.60
Non-energy operating costs[2] ($/Boe)	$14.82	$10.95	$13.10
Operating costs ($/Boe)	**$19.16**	**$15.45**	**$18.40**
Energy operating costs, excluding effects of PSC-type contracts[2,3] ($/Boe)	$3.65	$3.63	$4.10
Gas processing costs ($/Boe)	$0.63	$0.55	$0.60
Non-energy operating costs, excluding effects of PSC-type contracts[2,3] ($/Boe)	$13.42	$10.38	$12.04
Operating costs, excluding effects of PSC-type contracts[3] ($/Boe)	**$17.70**	**$14.56**	**$16.74**
G&A ($/boe)	$6.21	$6.23	$5.31
Taxes other than on income ($/boe)	$3.36	$3.56	$4.26
Interest expense, net ($/boe)	$8.20	$5.36	$1.44
Transportation costs ($/boe)	$0.86	$1.06	$1.44

(1) Periods subsequent to October 31, 2020 (Successor period) and ending on or prior to October 31, 2020 (Predecessor period) are distinct reporting periods as a result of the adoption of fresh start accounting upon emergence from Chapter 11 bankruptcy and as such, 1H21 is not comparable to prior periods. For further information, consult the 2020 10K, Part II, Item 8 – Financial Statements and Supplementary Data, Note 3 Fresh Start Accounting. (2) Energy operating costs consist of purchases of fuel gas used to generate electricity, purchased electricity and internal costs to produce electricity used in our operations. Non-energy operating costs equal total operating costs less energy operating costs and gas processing costs. Purchases of fuel gas to generate steam which is then used in our steamfloods is included in non-energy operating costs. (3) Represent non-GAAP measures. For all historical non-GAAP financial measures, please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. (4) Full OPS cost includes operating costs plus transportation costs, plus taxes other than on income.

Full Year Outlook Remains Strong

	CURRENT GUIDANCE FY 2021E[1]
Total Production (Mboepd)[2]	**97 - 100**
Oil Production (Mbopd)[2]	60 - 62
Operating Costs ($MM)	$670 - 695 $18.36 - $19.63 $/boe
Capital Spend ($MM)	$170 - $190 $4.66 - $5.37 $/boe
Operating and Capital Needs ($MM)	$840 - $885
G&A ($MM)	$180 - $190
Adjusted EBITDAX[3] ($MM)	$725 - $825 $19.86 – $23.30 $/boe
Free Cash Flow[3] ($MM)	**$400 - $500**
Free Cash Flow Yield[3,4]	13% - 16%

Maintaining Operational Excellence

- 3rd drilling rig operating in Long Beach with expected IRRs[5] of ~60%
- Adding 4th Rig in 4Q21 at BV Shale with expected IRRs[5] of ~ 58%
- Remaining focused on high margin oil projects
- Prioritizing safe and responsible production



FREE CASH FLOW3 ($MM)
$600
$500
$400
$300
$200
$100
$0
20%
15%
10%
5%
0%
FREE CASH FLOW YIELD3,5 (%)
$60 Brent
$70 Brent
$80 Brent
Free Cash Flow Yield3,4

(1) Current guidance assumes strip pricing as of June 30, 2021. (2) 2021E Production range subject to PSC effects. (3) Represent non-GAAP figures. Adj. EBITDAX and Free Cash Flow are non-GAAP measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Reconciliations of 2021E Adj. EBITDAX and Free Cash Flow to their nearest GAAP equivalent can be found on slides 24 to 25. (4) FCF Yield reflects FY 2021E Free Cash Flow divided by market capitalization as of September 7, 2021, calculated using 81.879 million shares. (5) IRR calculated using actual prices YTD. $70 Brent for the remainder of 2021. $65 Brent for 2022 onward and $4.00 NYMEX.

❯ New Chapter : Low Carbon Opportunities



CARBON OPPORTUNITIES

Up to 1 BMT of Potential CO_2 Permanent Storage Capacity for CRC

Strategically Placed Infrastructure Across CA
Opportunity to Participate in Full CCS Value Chain

Carbon TerraVault I: New ~40 MMT of Total Est. CO_2 Permanent Storage Project[1]

Filed for up to 10 MMT Class VI EPA Well Permit for Storage in A1 & A2 Reservoir | Preparing to File for up to 30 MMT Class VI EPA Well Permit for Storage in 26R Reservoir | Started 45Q and LCFS[3] Certification

SOLAR OPPORTUNITIES

300 to 1,000 MW Solar Opportunity

Front-of-the-Meter Solar for Grid Supply
3 Projects Identified | 5,000 Acres Suitable for Utility Scale Development
Interconnection Request Submitted for 3 Sites to CAISO

Up to 45 MW Solar Photovoltaic[2]

Behind-the-Meter Solar
Potential at Five Fields Located in San Joaquin and LA Basins
Qualifying LCFS Pathway[3] | SunPower as a Development Partner

Source: Internal estimates Note: BMT represents billion metric tons and MMT represents million metric tons. (1) Injects 1 MMT of CO2/yr. storage for 40 years, assumes LCFS eligible emissions. (2) Represents identified opportunities with SunPower. (3) The "Low Carbon Fuel Standard" LCFS is designed to decrease the carbon intensity of California's transportation fuel pool.

CRC Potential: A Promising CCS Environment in California

TOTAL ESTIMATED CO_2 STORAGE CAPACITY IN O&G RESERVOIRS[1]



Total CA Storage (Low Estimate)
Total CA Storage (High Estimate)
0
1
2
3
4
5
6
Billion Metric Tons

CRC Has Up to 1 BMT[2] of Est. CO_2 Storage Capacity

"California should pursue key enablers for CCUS to contribute towards the state's 2045 carbon neutrality goal ...

California CCUS projects can have immediate and long lasting environmental, economic, and jobs benefits to nearby communities..."

- " An Action Plan for Carbon Capture and Storage in California: Opportunities, Challenges and Solutions" : Energy Futures Initiatives, Stanford Precourt Institute for Energy, October 2020

CALIFORNIA HAS THE MOST SUPPORTIVE REGULATORY ENVIRONMENT FOR DECARBONIZATION, INCLUDING FINANCIAL CCS INCENTIVES

California Low Carbon Fuel Standard (LCFS)	+	45Q Tax Credit	+	Potential Cap and Trade program	=	Total Potential Incentive[3]
~$185/MT		~$50/MT		~$0 - $40/MT		**~$235 - $275/MT**

Note: BMT represents billion metric tons and MMT represents million metric tons. (1) Source: An Action Plan for Carbon Capture and Storage in California: Opportunities, Challenges, and Solutions, a joint study by Energy Future Initiatives and the Stanford Center for Carbon Storage; Natcarb; CARB – Achieving Carbon Neutrality in California page 80; internal estimates (2) Internal estimates (3) LCFS - The California Air Resources Board – average pricing as of August 15, 2021; 45Q based on 2026 pricing per fas.org; Cap & Trade – Internal estimate, Cap and Trade program currently doesn't cover CCS and could not materialize.

CRC Is Well Positioned to Help California Reach a Low Carbon Future



Geologic Containment
CRC Advantage
Stakeholder Management and Relationships
Operating Experience
Positioned across Carbon Management Value Chain

- CRC has up to 60%[1] of all available O&G storage reservoirs in CA
- Identified an est. ~1BMT[1] of CO_2 storage capacity
- Large, deep, well-understood reservoirs with thick caprock containment

- One of the largest mineral and surface owners in California with significant seismic coverage and technical data
- Have substantial "right of way" rights due to the integrated nature of our operated and owned midstream infrastructure
- Started process of filing required regulatory and operational permits

- Constructive regulatory and community engagement
- Strong relationships with large scale emitters in the state
- Experience working with Federal and State agencies (EPA/DOE/CalGem) and raising "green" capital

- Leadership provides valuable oversight and knowledge through years of working on CO_2 projects
- Engineers understand reservoir pressure maintenance in waterfloods (secondary recovery) and CO_2 injection (tertiary)
- Team has managed midstream infrastructure assets in core O&G business (in particular gathering systems at Elk Hills)

Development of projects that cover CO_2 Capture, Transport & Storage

Note: BMT represents billion metric tons and MMT represents million metric tons. (1) Internal estimates.

A Pipeline of Projects Through Carbon TerraVault

CARBON TERRAVAULT

CRC's Est. CO_2 STORAGE CAPACITY



Permitting & Near-Term Focus
Probable
Possible
200
400
600
800
1,000
MMT of CO_2

ACCOMPLISHED

- **Filed for up to 10 MMT Class VI EPA well permit for storage in A1 & A2 reservoir**
- Filed conditional use permit (CUP) with Kern County covering both reservoirs
- Initiated conversations with emitters in close proximity to the project
- Began engaging with regulatory agencies and other important stakeholders

IN PROGRESS

- Planning to submit **up to 30 MMT Class VI EPA well permit for storage in 26R reservoir** by November 1st, 2021
- Preparing 45Q and LCFS certification process
- Concurrent live discussions with investors and other sources of capital

FUTURE EXPECTATIONS

- Utilizing CTV as a model to grow and develop and permit subsequent CCS projects

ELK HILLS: VALIDATED GEOLOGICAL PROPERTIES & FULL SURFACE RIGHTS



CARBON TERRAVAULT
A1/A2
CRC Elk Hills
26R
Bakersfield
KERN
San Joaquin Basin
- LEGEND -
CalGEM Administrative Boundaries
To Los Angeles
N
W
E
S
0
3
6
Miles

*"The Elk Hills Field is "one of the premier CO2 sequestration sites in the U.S.... **an optimal site for the safe and secure sequestration of CO_2"***

- California Energy Commission

Est. Targeted Development Schedule:

200 MMT permitted by 2025 and ~ 5 MMTPA[1] injection by 2027

Note: BMT represents billion metric tons and MMT represents million metric tons. Source: Internal estimates (1) MMTPA million metric tons per annum.

Parallel Paths to Develop Additional Carbon TerraVault Projects

- 40 MMT CCS Project
- Class VI EPA & CUP Permits filed
- Progressing further discussions with various stakeholders
- Estimated FID end of 2023
- Initial Injection Mid 2025

- Continuing early-stage development for CalCapture
- Evaluating beneficial impact to reserves & asset time life
- FEED Study complete in late 3Q21



2021
2022
2023
2024
2025
2026
2027
CTV I
Permitting[1]
Project Development
FID | Financing
EPCC
EPA Review
Public Review
Expecting to permit the project by mid/late 2023
Estimated FID[2]
Estimated Initial Injection mid 2025[2]
CTV II
CTV III
CTV - ...
CalCapture

Building & Utilizing Innovative Technology to Decarbonize California & Drive Domestic Economic Growth

Source: internal estimates Note: BMT represents billion metric tons and MMT represents million metric tons. EPCC represents Engineering, Procurement, Construction & Commissioning (1) EPA review estimated to take approximately 18 months followed by a public review estimated to take 3 to 6 months. (2) Source dependent for capture system, field ready for injection mid 2024.

Strengthening Solar Capability

SELF SUPPLY | BEHIND THE METER:

- Advancing an agreement with SunPower for a **12 MW behind-the-meter solar project at Mt. Poso**
  - Est. ~10,470 MT of CO_2 annual LCFS credit generation[1] and reduction of $1.41/BOE in field OPEX[2]
- **Targeting up to 45 MW Solar PV** installations in five fields located in San Joaquin and LA Basin with construction planned in 2022, all online estimated by 1Q-2023
- Estimated cash power cost reduction by >35% at the five fields further driving margin enhancements

Expecting to successfully surpass CRC's 2030 renewables goal upon BTM project commission



Robust PPA, solar financing market
Additional Cash Flow Stream
Lower power costs
Land & Ops Control
Reliability+ vs grid
Significant Cost Savings
Carbon Footprint Reduction



San Joaquin Basin
Mount Poso
Bakersfield
CRC Elk Hills
Los Angeles
- LEGEND -
Solar Opportunities - Front of the Meter
Solar Opportunities - Behind the Meter
CalGEM Administrative Boundaries
N
W
E
S
0
10
20
30
Miles

GRID SUPPLY | FRONT OF THE METER:

- CRC has identified over 5,000 acres suitable for utility scale development presents future value for CRC and investors
- Potential for **300 to 1,000 MW with core 3 projects identified**
- Potential to further reduce CO2 emissions while adding further commercial opportunity

Source: Internal estimates (1) Estimated 10,470 MT of annual CO_2 of LCFS credit generation reflects the average over 20 years. (2) OPEX savings estimated on Mount Poso 2Q21 net production of approximately 3.5 MBOE per day; assumes $165/MT LCFS credit price; cost savings of $1.41/BOE reflects ~13,255 MT of CO_2 of LCFS credit generation for the first year of the project.

Committed to ESG Advancement



CRC's assets are well suited for CCS and uniquely positioned to aid California in its energy transition

CO_2

Carbon Storage Update

October 6th, 2021

1 – 2 PM EDT

› Closing Remarks


CALIFORNIA
RESOURCES CORPORATION

CRC's Low Valuation Provides Equity Upside

STRONG FCF YIELD


2021 Free Cash Flow Yield[1]
35%
30%
25%
20%
15%
10%
5%
0%
1 2 3 4 5 6 Avg. 7 CRC 8 9 10 11 12 13 14 15

TOP QUARTILE LEVERAGE


Consensus 2021 Net Debt / EBITDA[1,2]
4x
3x
2x
1x
0x
1 2 3 4 5 6 7 8 9 Avg. 10 11 12 13 14 CRC 15

UNDERVALUED RELATIVE TO PEERS


Consensus 2021 EV / EBITDA[1,3]
8x
7x
6x
5x
4x
3x
2x
1x
0x
1 2 3 4 5 6 7 CRC Avg. 8 9 10 11 12 13 14 15


EV / SMOG[3]
9x
8x
7x
6x
5x
4x
3x
2x
1x
0x
1 2 3 4 5 6 Avg. 7 8 9 10 11 CRC 12 13 14 15

Note: Peer group consists of AR, BRY, COG, CPE, CRK, KOS, MGY, MTDR, MUR, PDCE, RRC, SM, SWN, VET, XEC. Source: FactSet for peers as of September 7, 2021 and internal estimates for CRC. (1) Reflects non-GAAP measures. See the Investor Relations page at www.crc.com for a reconciliation of historical non-GAAP measures to their closest GAAP equivalent and slides 24 to 25 for a reconciliation of estimated measures for 2021. Free Cash Flow Yield is calculated as 2021E Free Cash Flow over market capitalization as of September 7, 2021 (CRC assumes 81,879,000 shares outstanding). (2) Leverage Ratio using Net Debt and Adj. EBITDAX as of and for the year ended 12/31/2021. CRC's Net Debt does not reflect cash used for share repurchases in 2H21. (3) CRC's current Enterprise Value calculated using market capitalization as of September 7, 2021 (assuming 81,879,000 shares outstanding) and $449 million of Net Debt as of the quarter ended June 30, 2021. SMOG as of December 31, 2020.



› SUPPLEMENTAL MATERIALS

CALIFORNIA RESOURCES CORPORATION

CRC is a Net Water Supplier to California

WATER STRATEGY OBJECTIVES

- Create long-term value from produced water
- Help farmers and communities solve a key challenge
- Minimize CRC's fresh water use in operations
- Reduce operating expenses



Supplied 4.63 billion gallons of reclaimed water to agriculture in 2020, almost triple our 2013 volume, preserving farmland operations and jobs



For every gallon of freshwater the company purchased in 2020, CRC delivered approximatively three gallons of reclaimed water to agriculture.

SINCE 2013[1]

Increased recycled or reclaimed produced water volume by almost 15%

Increased reclaimed water delivery to agriculture by 174%

CRC is helping local agriculture businesses during this challenging draught period in California

CRC CONTINUES TO DELIVER VAST AMOUNTS OF WATER TO AGRICULTURE



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(acre-feet per ytear)
2013
2014
2015
2016
2017
2018
2019
2020
2021E

Source: Internal data (1) Comparison for produced water is from 2013 to 2020. 2020 data for recycled or reclaimed produced water is currently unavailable and the comparison is from 2013 to 2019.

Emphasizing CRC's Asset Quality

2021 YTD DEVELOPMENT PERFORMANCE:

- 2 rigs running in San Joaquin basin during Q2
- Focused on shallow, high margin oil projects in the Mt. Poso, Elk Hills, and Buena Vista fields.



FRESNO
KINGS
TULARE
MONTEREY
Mount Poso
Elk Hills
KERN
SAN LUIS OBISPO
Buena Vista
SANTA BARBARA
San Joaquin Basin
- LEGEND -
2021 CRC Field Drilling Locations
CRC Fields (CalGEM Boundaries)
0 10 20 30 Miles

- CRC has invested in 88 capital workovers across multiple fields at an average cost of ~$180k per job, resulting in an average rate of ~20 boepd per workover and estimated returns >200%

6-Month Program Highlights (avg. per well)

	Mount Poso
Wells Drilled & Completed	22
TMD (ft.)	2,630
Peak IP[1](boepd)	90
Estimated IRR[2] (%)	146%

	Elk Hills (ESOZ)
Wells Drilled & Completed	1
TMD (ft.)	4,790
Peak IP[1] (boepd)	128
Estimated IRR[2] (%)	122%

	Buena Vista
Wells Drilled & Completed	13
TMD (ft.)	5,895
Peak IP[1] (boepd)	47
Estimated IRR[2] (%)	97%

Third Rig Program Forecast (avg. per well)[3]

	Long Beach
Wells to be Drilled	9
TMD (ft.)	5,000
Peak IP[1] (boepd)	72
Estimated IRR[2] (%)	60%

Note: TMD represents total measured depth (1): Peak IP rate defined as highest production achieved during first 90 days of production. (2): IRR calculated using actual prices YTD, $70 Brent for the remainder of 2021, $65 Brent for 2022 onward and $3.00 NYMEX. (3): Drilling rig expected to start sometime in the fall of 2021.

Hedging Program Protects Cash Flow

STRATEGY

- CRC hedging strategy typically utilizes a mixture of Puts, Collars and Swaps to protect cash flow and to ensure CRC's ability to live within cash flow, and is also aligned with CRC's RBL requirements

HEDGE CONTRACT SETTLEMENTS EXPECTED TO SIGNIFICANTLY DECREASE IN 2022 & 2023

	1Q21	2Q21	3Q21E	4Q21E	2021E	1H22E	2H22E	2022E	2023E
Hedge Contract Settlements[2] ($MM)	($39)	($82)	($105)	($64)	($290)	($96)	($75)	($171)	($72)

OIL HEDGE PROTECTION[1] *as of June 30, 2021*

		3Q21	4Q21	1Q22	2Q22	2H22	FY23
SOLD CALLS	Barrels per Day	36,688	37,037	35,347	35,343	28,773	14,790
	Weighted-Average Price per Barrel	$50.47	$60.75	$60.37	$60.63	$59.07	$58.01
PURCHASED PUTS	Barrels per Day	36,943	35,820	35,347	35,343	28,773	14,790
	Weighted-Average Price per Barrel	$40.18	$40.19	$40.57	$41.13	$40.70	$40.00
SOLD PUTS	Barrels per Day	14,647	14,193	6,869	-	2,674	-
	Weighted-Average Price per Barrel	$30.00	$32.00	$32.00	-	$32.00	-
SWAPS	Barrels per Day	11,063	11,922	10,869	8,669	8,386	6,930
	Weighted-Average Price per Barrel	$51.02	$52.61	$52.62	$51.31	$51.22	$52.15

(1) Hedges are based on weighted-average Brent prices per barrel. (2) Represents estimated net cash settlement payments for derivative contracts as of 6/30/2021, except 1Q21 & 2Q21 which are actuals for the three months ended March 31, 2021 and June 30, 2021, respectively.

Maintaining Balance Sheet Strength, Liquidity, and Financial Flexibility

ESTIMATED LIQUIDITY ROLL FORWARD[1]


$ Millions
$1,000
$800
$600
$400
$200
$0
$518 MM
~$250 MM
~$770 MM
6/30/21 Liquidity
3Q21-4Q21E Increase in Available Cash
12/31/2021 Estimated YE Liquidity

NO SIGNIFICANT MATURITIES UNTIL 2026


$ Millions
$800
$600
$400
$200
$0
Undrawn[3]
6/30/21 Liquidity
2022
2023
2024
2025
2026
6/30/2021 Revolver Availability
Cash
Revolver Availability at Maturity
Senior Notes

6/30/21 DEBT SNAPSHOT

($ in millions)		
Revolving Credit Facility (RCF)	$	0
7.125% Senior Notes		600
Face Value of Debt	**$**	**600**
Less Available Cash		(151)
Net Debt	**$**	**449**

MULTIPLES DEMONSTRATE FLEXIBILITY

($ in millions)	
RCF Borrowing Base	$ 1,200
2021E Free Cash Flow[2]	$400 – $500
YE 2021E Net Debt[1,2] / 2021E Adjusted EBITDAX[2]	0.2x – 0.3x
2021E Adjusted EBITDAX[2] / 2021E Interest Expense	13.2x – 16.5x

(1) Prior to share repurchases. Liquidity at 6/30/21 calculated as cash of $151 million and $492 million capacity on CRC's Revolving Credit Facility less $125 million in outstanding letters of credit. Estimated YE 2021 liquidity is calculated using cash as of 6/30/21 plus the midpoint of Free Cash Flow guidance less 1H21 free cash flow of ~$200 million and $492 million capacity on CRC's Revolving Credit Facility less $125 million in outstanding letters of credit. 3Q21 to 4Q21 estimated increase in available cash reflects revised Free Cash Flow guidance less 1H21 free cash flow of ~$200 million. (2) Adj. EBITDAX, Net Debt and Free Cash Flow are non-GAAP measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Reconciliations of 2021E Adj. EBITDAX, Net Debt and Free Cash Flow to their nearest GAAP equivalent can be found on slides 24 to 25. (3) Undrawn revolver as of June 30, 2021.

Adjusted EBITDAX Reconciliation

We define adjusted EBITDAX as earnings before interest expense; income taxes; depreciation, depletion and amortization; exploration expense; other unusual, infrequent and out-of-period items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as depreciation, depletion and amortization of our assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. A version of Adjusted EBITDAX is a material component of certain of our financial covenants under our Revolving Credit Facility and is provided in addition to, and not as an alternative for, income and liquidity measures calculated in accordance with GAAP. The following table represents a reconciliation of the GAAP financial measures of net income and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX.

	FY 2021 Estimated	
($ millions)	**Low**	**High**
Net income	$195	$240
Interest and debt expense, net	50	55
Depreciation, depletion and amortization	190	225
Exploration expense	5	10
Other non-cash items	285	295
Estimated Adjusted EBITDAX	**$725**	**$825**

	FY 2021 Estimated	
($ millions)	**Low**	**High**
Net cash provided by operating activities	$590	$670
Cash Interest	30	35
Exploration expenditures	5	10
Working capital changes	100	110
Estimated Adjusted EBITDAX	**$725**	**$825**

Note: Management is not providing guidance on income taxes, acquisitions or divestitures or any other unusual or infrequent events at this time.

Leverage & Free Cash Flow Reconciliation

Leverage and Net Debt

We calculate the leverage ratio by dividing net debt by adjusted EBITDAX for the applicable period. We define net debt as the face value of our debt less available cash. We believe the leverage ratio is an important metric of the operational and financial health of our Company and is useful to investors as an indicator of our ability to incur additional debt and to service our existing debt. The following table presents a reconciliation of our leverage ratio. The leverage ratio is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	2Q 2021E	
($ in millions)	**Low**	**High**
Face value of debt	$600	$600
Available cash	(151)	(151)
Net Debt as of June 30, 2021	**$449**	**$449**
2021E Adjusted EBITDAX	$825	$725
2Q21E Leverage Ratio	**0.5x**	**0.6x**

	FY 2021E	
($ in millions)	**Low**	**High**
Face value of debt	$600	$600
Estimated available cash[1]	(450)	(350)
Estimated Net Debt as of December 31, 2021	**$150**	**$250**
2021E Adjusted EBITDAX	$825	$725
2021E Leverage Ratio	**0.2x**	**0.3x**

Free Cash Flow

Management uses free cash flow, which is defined by us as net cash provided by operating activities after our internal capital investment, as a measure of liquidity. The table at right presents a reconciliation of net cash provided by operating activities to free cash flow.

	FY 2021E	
($ in millions)	**Low**	**High**
Net cash provided by operating activities	$590	$670
Capital Investment	(190)	(170)
Estimated Free Cash Flow	**$400**	**$500**

Note: Adj. EBITDAX and Net Debt are non-GAAP measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. (1) Prior to share repurchases in 2H 2021. Calculated as cash as of 6/30/21 plus revised Free Cash Flow guidance of $400 to $500 million less 1H21 Free Cash Flow of ~$200 million.


LUFKIN

CALIFORNIA
RESOURCES CORPORATION

Joanna Park (Investor Relations)

818-661-3731

Joanna.Park@crc.com

Richard Venn (Media)

818-661-6014

Richard.Venn@crc.com